THE LAZARD FUNDS, INC.

Supplement to Prospectuses dated May 1, 2005 and September 30, 2005

The following supplements the provisions in the section entitled “Shareholder Information—General—Minimum Investment”:

The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into special arrangements with the Fund or the Distributor and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan and asset-based or wrap programs. The Fund reserves the right to change or waive the minimum initial, and subsequent, investment requirements at any time.

Dated: January 12, 2006